UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 31, 2019

The First Bancshares, Inc.

(Exact name of registrant as specified in its charter)

Mississippi	000-22507	64-0862173
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6480 U.S. Highway 98 West, Suite A

Hattiesburg, Mississippi, 39402
(Address and Zip Code of principal executive offices)

(601) 268-8998

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

On November 1, 2019, The First Bancshares, Inc., a Mississippi corporation (the “Company” or “First Bancshares”) filed with the Securities and Exchange Commission (“SEC”) a Current Report on Form 8-K to report under Item 2.01 that the Company had completed its previously-announced merger (the “Merger”) with First Florida Bancorp, Inc., a Florida corporation (“FFB”) pursuant to that certain Agreement and Plan of Merger by and between the First Bancshares and FFB, dated as July 22, 2019 (the “Merger Agreement”). At the closing, FFB merged with and into First Bancshares, with First Bancshares as the surviving corporation, followed by the merger of FFB’s wholly-owned subsidiary bank, First Florida Bank, with and into the First Bancshares’ wholly-owned subsidiary bank, The First, A National Banking Association (“The First”), with The First as the surviving bank.

This Amendment No. 1 amends the Company’s Current Report on Form 8-K filed on November 1, 2019 to include the financial statements and unaudited pro forma combined financial information referred to in Item 9.01(a) and (b) below relating to the Merger.

Cautionary Note Regarding Forward-Looking Statements

Statements in this Amendment No. 1 to the Current Report on Form 8-K, including the pro forma combined financial information attached hereto contain “forward-looking statements” within the meaning of the federal securities laws, including the Private Securities Litigation Reform Act of 1995. The pro forma combined financial information is based on preliminary estimates and assumptions that could cause actual results to differ materially from those expected or implied by the pro forma combined financial information or the estimates and assumptions used in preparing the pro forma combined financial information. The pro forma combined financial information and forward-looking statements are based on current expectations and projections about future events. Investors are cautioned that forward-looking statements are not guarantees of future performance or results and involve risks and uncertainties that cannot be predicted or quantified and, consequently, the actual performance of the Company may differ materially from that expressed or implied by such forward-looking statements. Certain factors that could cause actual results to differ materially from the Company’s expectations include the risks detailed under “Item 1A. Risk Factors” contained in the Company’s Annual Report on Form 10-K for the year ended December 31, 2018 and in the other documents the Company files with the SEC. Many of these factors are beyond the Company’s ability to control or predict. Forward-looking statements are not guarantees of performance.

Item 9.01	Financial Statements and Exhibits.

(a)	Financial statements of business acquired.

Audited financial statements of First Florida Bancorp, Inc. and Subsidiary as of December 31, 2018 and 2017, and the notes related thereto, which are included in Exhibit 99.2 hereto and are incorporated herein by reference. Unaudited financial statements of First Florida Bancorp, Inc. and Subsidiary as of June 30, 2019 and June 30, 2018, which are included in Exhibit 99.3 hereto and are incorporated by reference.

(b)	Pro forma financial information

Unaudited pro forma combined financial information of The First Bancshares, Inc for the twelve-month period ended December 31, 2018 and as of and for the six-month period ended June 30, 2019 and the notes related thereto, which are included in Exhibit 99.4 hereto and incorporated herein by reference.

(d)	Exhibits

2.1	Agreement and Plan of Merger, dated as of July 22, 2019, by and between The First Bancshares, Inc. and First Florida Bancorp, Inc. (incorporated by reference to Exhibit 2.1 to The First Bancshares, Inc.’s Current Report on Form 8-K filed on July 23, 2019).

23.1	Consent of Saltmarsh, Cleaveland & Gund, P.A.

99.1	Press Release of The First Bancshares, Inc., dated November 1, 2019 (incorporated by reference to Exhibit 99.1 to The First Bancshares, Inc.’s Current Report on Form 8-K filed on November 1, 2019).

99.2	Audited financial statements of First Florida Bancorp, Inc. and Subsidiary as of and for the years ended December 31, 2018 and 2017

99.3	Unaudited consolidated financial statements of First Florida Bancorp, Inc. and Subsidiary as of and for the Six Months Ended June 30, 2019 and June 30, 2018

99.4	Unaudited pro forma combined financial information of The First Bancshares, Inc. as of and for the Twelve Months Ended December 31, 2018 and the Six Months Ended June 30, 2019

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE FIRST BANCSHARES, INC.

By:	/s/ Donna T. (Dee Dee) Lowery
Name:	Donna T. (Dee Dee) Lowery
Title:	Chief Financial Officer

Date: January 9, 2020